GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments

March 31, 2025 (Unaudited)

1.	FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.

GraniteShares ETF Trust
Schedule of Investments
GraniteShares 2x Long SMCI Daily ETF
March 31, 2025 (Unaudited)

Other Assets In Excess Of Liabilities - (100.00%)	$39,583,370
NET ASSETS (100.00%)	$39,583,370

TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entity/Obligation(a)	Notional Amount	Floating Rate Index	Spread	Payment Frequency	Pay/Receive	Termination Date	Value	Net Unrealized Depreciation
Clear Street, LLC	Super Micro Computer, Inc	$4,386,811	OBFR01	600 bps	Monthly	Receive	03/17/2026	$3,837,619	$(549,192)
Marex Derivative Products, Inc.	Super Micro Computer, Inc	37,114,992	OBFR01	500 bps	Monthly	Receive	03/27/2026	34,315,328	(2,799,664)
Nomura Holdings, Inc.	Super Micro Computer, Inc.	41,436,675	OBFR01	3000 bps	Monthly	Receive	01/12/2026	40,972,919	(463,756)
TOTAL		$82,938,478						$79,125,866	$(3,812,612)

(a)	Includes cash which is being held as collateral for total return swap contracts.

Investment Abbreviations:

OBFR - Overnight Bank Funding Rate

GraniteShares 2x Long SMCI Daily ETF

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Total Return Swap Contracts	$–	$(3,812,612)	$–	$(3,812,612)
Total	$–	$(3,812,612)	$–	$(3,812,612)